UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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On Track Innovations Ltd.

(Name of Registrant as Specified In Its Charter)

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ON TRACK INNOVATIONS LTD.

NOTICE OF THE 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 21, 2017

You are hereby notified that the 2017 Annual General Meeting of Shareholders of On Track Innovations Ltd. (the “Company”), will be held on Tuesday, November 21, 2017, at 5:00 P.M., Israel time, at our offices, Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000 (the “Meeting”), for the following purposes:

1.	To elect William C. Anderson III, James Scott Medford, and Michael Soluri (collectively, the “Director Nominees”) to serve as directors of the Company starting on the date of the Meeting until our next General Meeting following three years from their election;

2.	To approve an amendment to the Amended and Restated Share Option Plan of the Company;

3.	To approve a grant of options to all Directors Nominees as described in the accompanying proxy statement;

4.	To consider and approve by a non-binding advisory vote, the compensation of our named executive officers as described in the accompanying proxy statement;

5.	To appoint Somekh Chaikin, a member of KPMG International (“Somekh Chaikin”), as our independent registered public accounting firm until the 2018 annual general meeting of shareholders, and to authorize the Company’s board of directors (the “Board”), upon the recommendation of our Audit Committee, to determine the remuneration of Somekh Chaikin in accordance with the volume and nature of their services; and

6.	To present the financial statements of the Company for the fiscal year ended December 31, 2016.

The Board recommends that you vote in favor of items 1, 2, 3, 4 and 5 above.

Record Date and Right to Vote

The Board has fixed the close of business on October 13, 2017, as the record date for the Meeting (“Record Date”). Subject to the provisions of Israeli law and the Company’s Amended and Restated Articles of Association (the “Articles of Association”), only shareholders on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.

All shareholders that are entitled to notice and to vote at the Meeting are cordially invited to attend the Meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares as of the Record Date (“Proof of Ownership”). If you do not have either an admission ticket or Proof of Ownership, you will not be admitted to the Meeting.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to be held on November 21, 2017:

The proxy statement, proxy card and Annual Report to shareholders for the year ended December 31, 2016 (the “Annual Report”) are also available at

http://www.otiglobal.com/agm and on our proxy agent’s website at www.proxyvote.com.

Shareholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to

On Track Innovations Ltd., Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000, attention: Secretary.

Your vote is important regardless of the number of shares you own.  You may vote by telephone or over the internet on our proxy agent’s website at www.proxyvote.com until the Cut-Off Date (as defined below) by following the instructions included on the enclosed proxy card. If you are not voting by phone or internet, the Company requests that you complete, sign, date and return the enclosed proxy card without delay and no later than the Cut-Off Date described below in the enclosed postage-paid return envelope, even if you now plan to attend the Meeting.  You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the Meeting and voting in person. We will not be able to count a proxy card unless we receive it at our principal executive offices at Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel, 1200000, or at the office of our proxy agent, Broadridge Financial Solutions Inc. at Vote Processing, c/o Broadridge, 51 Mercedes Way Edgewood, NY 11717, in the enclosed envelope, by Saturday, November 18, 2017 at 5:00 P.M. Israel time, which is November 18, 2017 at 10:00 A.M. Eastern Time (the “Cut-Off Date”).

IMPORTANT:  If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares, otherwise your broker, nominee or other institution may have the right to vote on the matters contained in the proxy pursuant to its sole discretion.  Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

By order of the Board,

/s/ Tamir Ben-Yoseph
Tamir Ben-Yoseph, Adv.
General Counsel and Secretary

October 16, 2017

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please sign, date and return your proxy promptly and no later than the Cut-Off Date, in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

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ON TRACK INNOVATIONS LTD.

Z.H.R. Industrial Zone

Rosh Pina, Israel, 1200000

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy card are being sent by On Track Innovations Ltd. (the “Company”) to the holders of record of the Company’s outstanding ordinary shares on October 13, 2017 (the “Record Date”) fixed by the Company’s Board of Directors as described hereunder. The accompanying proxy is being solicited by the Board of Directors of the Company (the “Board”), for use at our 2017 Annual General Meeting (the “Meeting”), to be held on Tuesday, November 21, 2017, at 5:00 P.M. Israel time, at our offices, Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of the Ordinary Shares held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed October 13, 2017 as the Record Date for the Meeting. Only shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On October 13, 2017, there were 41,134,378 outstanding Ordinary Shares. Each Ordinary Share is entitled to one vote per share. Subject to the provisions of Israeli law and pursuant to the Articles of Association of the Company, no business may be transacted at any shareholder meeting unless a quorum is present when the meeting begins. The quorum required for a meeting of shareholders is at least two shareholders present in person or by proxy, holding in the aggregate at least one third (33 1/3%) of the issued and outstanding Ordinary Shares as of the Record Date (the “Quorum”). Abstentions will not be counted with respect to the items below, but will be counted in determining if a Quorum is present.  Broker non-votes, as defined below, are counted in determining if a Quorum is present.

All Ordinary Shares represented in person or by valid proxies received by the Company prior to the Cut-Off Date (as defined below), and not revoked, will be voted as specified in the proxies or voting instructions.  Votes that are left blank will be voted as recommended by Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes.  Because Items No. 1, 2, 3 and 4 in this proxy statement are non-routine proposals, your broker, bank or other agent will not be entitled to vote on these proposals without your instructions. Item No. 5 is a routine proposal, so your broker, bank or other agents will be entitled to vote on those proposals without your instruction. No vote is required for Item No. 6.

Any shareholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date, but not after the Cut-Off Date, or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

We will not be able to count a proxy card unless we receive it at our principal executive offices at Z.H.R. Industrial Zone, P.O. Box 32, Rosh Pina, Israel, 1200000, or at our proxy agent, Broadridge Financial Solutions Inc. at Vote Processing, c/o Broadridge, 51 Mercedes Way Edgewood, NY 11717, in the enclosed envelope, by Saturday, November 18, 2017, at 5:00 P.M. Israel time, which is Saturday, November 18, 2017 at 10:00 A.M. Eastern Time (“Cut-Off Date”). You may also vote by telephone or over the Internet on our proxy agent’s website at www.proxyvote.com until the Cut-Off Date by following the instructions included on the enclosed proxy card.

Our website address and our proxy agent’s website address are included several times in this proxy statement as a textual reference only, and the information in these websites is not incorporated by reference into this proxy statement.

ITEM NO. 1 – ELECTION OF DIRECTORS

Introduction

The number of our directors is currently fixed at five with three directors having terms that expire at the Meeting, one with a term that expires in January 2019 and another with a term that expires at the General Meeting that will take place after December 15, 2019. The Board has nominated Mr. William C. Anderson III, Mr. James Scott Medford, and Mr. Michael Soluri, each of whom currently serves as a director, to be our Director Nominees. Shareholders will be asked to elect each of the said Director Nominees to hold office starting on the date of the Meeting until our next General Meeting following three years from their election. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he is willing to be named as a nominee and each is willing to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Furthermore, as required by the Israeli Companies Law of 1999 (the “Companies Law”), all Director Nominees have declared in writing that they possess the requisite skills and expertise, as well as sufficient time, to perform their duties as a director of the Company.

The names of each current member of our Board, our executive officers, and their ages as of the Record Date, are as follows:

Name	Age	Position(s) Held
James Scott Medford (1)	65	Chairman of the Board of Directors
William C. Anderson III (1) (2) (3)	47	Director
Michael Soluri. (1) (2) (3)	46	Director
Donna Seidenberg Marks (1) (2) (3) (4)	61	Director
Shlomi Cohen	53	Director and Chief Executive Officer
Yishay Curelaru	35	Chief Financial Officer

(1)	Independent Director

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(2)	Member of Compensation Committee

(3)	Member of Audit Committee

(4)	External Director

Director Nominees

William C. Anderson III was elected as an External Director under the Companies Law in 2014 to hold office for a three-year term that commenced on May 26, 2014. On May 24, 2017, Mr. Anderson was reappointed to serve as a Director until the Meeting. Mr. Anderson is the founder of AmpThink LLC, a wireless solutions company focused on building large, complex, wireless networks employing different technologies including low and high frequency RFID, wireless bridging, WiFi, near field communications and Bluetooth. AmpThink has led the delivery of networks for three recent major American football sporting events. Mr. Anderson has been acting as Chief Executive Officer of AmpThink LLC since its incorporation in 2011. Prior to AmpThink, Mr. Anderson was co-founder of Genesta, a wireless systems integrator specializing in the design and deployment of warehouse automation systems, where from 2000 to 2011, Mr. Anderson acted as Chief Technology Officer. In this position, Mr. Anderson helped create solutions for clients such as Con Edison, Frito-Lay, and Sara Lee. Mr. Anderson holds a degree in Economics and Philosophy from Boston College and a Master’s degree in Management Science from The State University of New York at Oswego.

The Company believes Mr. Anderson’s qualifications including his years of experience in the high-tech industry and network solutions business, as well as his experience as Chief Technology Officer and Chief Executive Officer of private American companies, make him suitable to serve as a director of the Company.

James Scott Medford was appointed as a director and as Chairman of our Board of Directors on January 15, 2017 to hold office until the Meeting. Mr. Medford has over 35 years of experience in the fields of AIDC (automatic identification and data capture), encompassing early introduction to bar coding, wireless technology, speech recognition and RFID (Radio-Frequency Identification). From 1990 to 2006, Mr. Medford served as a Vice President at Intermec Technologies, where he developed various departments. During 2006, Mr. Medford was a partner at Genesta Partnership, which designs and deploys systems in manufacturing and logistics, where he also managed projects for Fortune 100 companies. From 2008 to 2015, Mr. Medford served as a Senior Vice President of Sales at Impinj, a manufacturer of RFID integrated circuits, devices and software. Since 2015, Mr. Medford has served as Chief Sales Officer at Invengo International Pte Ltd., a leading provider of RFID technology and solutions, focused on growing the American and European markets, mainly in the retail segments. Mr. Medford currently provides consulting services to numerous high tech solution companies and investment firms, and since 2015 has served as Chairman of LMC, Ltd, a UK based company providing solutions to the international rail and transportation industry.

The Company believes Mr. Medford’s operational executive management and board experience with global companies make him suitable to serve as a director and Chairman of the Board of Directors of the Company.

Michael Soluri was appointed as a director on January 15, 2017 to serve until the Meeting. Mr. Soluri is a technology sales executive with expertise in global direct IT sales within the finance, manufacturing and retail industries and the internet of things field. From 1993 to 1995, Mr. Soluri served as the Sales Director of Ameriquest Technologies, a company digitizing existing processes. From 1995 to 1997, Mr. Soluri served as the Executive Sales Director of Siemens Data Communications, where he focused on smart switching technologies and intelligent data hub markets. From 1998 to 2015, Mr. Soluri served as the Executive Manager, Global Client Services at the Imaging, Software and Solutions Division of Lexmark International, and since 2016 has served as the Chief Revenue Officer and Vice President of EDM Group that focuses on information management for organizations.

The Company believes Mr. Soluri’s professional and corporate experience make him suitable to serve as a director of the Company.

There are no family relationships between any of our directors or executive officers.

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Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to elect each of William C. Anderson III, James Scott Medford and Michael Soluri as a Director on the Board starting on the date of the Meeting until our next General Meeting following three years from their election.”

Required Vote

The affirmative vote of a majority of the Ordinary Shares voting on the matter is required to approve this resolution. The election of each director shall be voted separately. Since abstentions are not considered votes cast, they will have no impact on the outcome of this proposal. Broker non-votes will not impact the results of the vote on directors’ election, but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the election of each of William C. Anderson III, James Scott Medford and Michael Soluri as a Director to the Board starting on the date of the Meeting until our next General Meeting following three years from their election.

ITEM NO. 2 — APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED SHARE OPTION PLAN

Our Amended and Restated 2001 Stock Option Plan (the “Plan”) expired on February 28, 2016. As a result of the foregoing, following the approval of the compensation committee (the “Compensation Committee”) and the Board, the Company is seeking the approval of shareholders to amend the Plan, so that securities may be issued under the Plan from time to time until December 31, 2021.

General Description of the Current Plan

The following is a summary of the material provisions of the Plan, which is qualified in its entirety by the specific provision of the Plan, as amended, the full text of which is set forth in Appendix A to this proxy statement.

Purpose. The purpose of the Plan is to afford an incentive to officers, directors, employees and consultants of the Company, or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, or any affiliate, to acquire a proprietary interest in the Company, to continue as employees, directors and consultants, to increase their efforts on behalf of the Company, to promote the success of the Company’s business and to attract new employees, directors or consultants, whose services are considered valuable.

Administration. The Plan is administered by our Compensation Committee, which makes recommendations to our Board regarding the grantees of options and the terms of the grant, including exercise prices, grant dates, vesting schedules, acceleration of vesting and forfeiture. Under the Plan, the terms and conditions of options are set forth in individual option agreements with the grantee.

Eligibility. Our employees, directors, consultants and service providers, and those of our subsidiaries and affiliates, are the persons eligible to participate in the Plan as recipients of options.

Shares Reserved. As of October 1, 2017, the aggregate number of outstanding options under the Plan is 1,393,500 of which 445,000 were issued between March 2016 and November 2016 (and currently cannot be exercised as a result of an agreement between various option holders and the Company whereby such holders have agreed not to exercise until the number of shares available under the Plan are increased) and an additional 844,006 options are available for grant under the Plan.  If any outstanding option expires or is canceled or terminated, the shares allocable to the unexercised, canceled or terminated portion of such option shall become available for subsequent grants unless the Plan has been terminated.

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Term and Exercisability. Usually, unless otherwise determined by the Compensation Committee and the Board, the options granted vest gradually over a period of between three to four years starting on the date of the grant and vesting in portions of 1/3-1/4 respectively of the total number of options granted each year. The options granted expire after a five year period and no grantee is entitled to exercise his or her options following the end of said five years period from the date of the grant.

Termination and Amendment. Under the Plan, if the employment or services of a grantee is terminated for cause, all of his or her options expire immediately.  A grantee whose employment or services is terminated without cause may exercise within three months of termination his or her options that are vested at the time of termination. If the termination is due to the death or disability of the grantee, the options may be exercised within 18 months of the date of termination in the case of death and 12 months in the case of disability.

The Board may at any time amend, alter, suspend or terminate the Plan. However, no amendment, alteration, suspension or termination of the Plan shall impair the rights of any grantee, unless otherwise is mutually agreed in writing between the grantee and the Compensation Committee.  Additionally, under NASDAQ rules, certain amendments that materially change the Plan are subject to approval by our shareholders.  Before giving effect to the proposed amendment the Plan expired on February 28, 2016. After giving effect to the amendment to the Plan, the Plan will expire on December 31, 2021.

Exercise Price. The exercise price of the options granted under the Plan or any portion thereof is determined by the compensation committee, subject to the applicable law and any guidelines as may be determined by the Board from time to time.

Assignability and Sale. Unless otherwise provided in the Plan and/or in any appendix thereof, no option, whether fully paid or not, shall be assignable, transferable, given as a gift, pledged or any right with respect to them given to any third party whatsoever, and during the lifetime of the grantee each and all of such grantee’s rights to purchase Company’s shares are exercisable only by the grantee. Any such action made directly or indirectly, for an immediate validation or for a future one, is void, and any purported assignment, transfer or pledge of an option in contradiction to the provisions of the Plan will cause the option to immediately expire.

Adjustments.  In the event of a transaction in which all or substantially all of the Company’s shares are to be exchanged for securities of another company, the shares underlying any grantee’s unexercised options shall be substituted with securities of the successor company, unless otherwise provided in the grantee’s option agreement.

Acceleration.  Notwithstanding anything to the contrary in the Plan, the grantee is entitled to full acceleration of unvested options upon the grantee’s termination from the Company if such termination is due to certain Transactions, which are defined in the Plan and which include consolidation, merger, and the sale of substantially all of the Company’s assets, if such termination occurs in circumstances related to the Transaction, as further determined by the Compensation Committee.

Israeli Tax Matters.  In accordance with the terms and conditions imposed by Section 102 of the Israel Income Tax Ordinance, (“Ordinance”), grantees subject to taxation by the State of Israel that receive options under the Plan (excluding grantees who previously received options that were incorporated upon the commencement of Amendment No. 132 of the Ordinance that was approved on July 24, 2002 and became effective on January 1, 2003, and those who are not employees or office holders and those who are our controlling shareholders) are afforded certain tax benefits. The Company elected the benefits available under the “capital gains” alternative. There are various conditions that must be met in order to qualify for these benefits, including registration of the options in the name of a trustee (the “Trustee”), for each of the Israeli employees who is granted options. Each such option, and any Ordinary Shares acquired upon the exercise of such option, must be held by the Trustee for a period commencing on the date of grant and ending no earlier than 24 months as of the end of the date in which the option was granted and deposited in trust with the Trustee or as of the end of such tax year (based on the time of grant). In the capital gains alternative a company may not recognize expenses pertaining to the options for tax purposes. We also grant our Israeli employees options pursuant to Section 102(c) of the Ordinance that are not held in trust by a trustee, which while enabling the immediate exercising and selling of options granted under the Plan, will be subject to the marginal tax rate up to 50% plus payments to the National Insurance Institute and health tax on the date of the sale of the shares or options. As of

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January 1, 2003, Section 3(i) of the Ordinance was partially replaced by Section 102(c) and no longer applies to allocations of options to Israeli employees (including directors and office holders). Section 3(i) still applies and imposes taxes on individuals and entities subject to taxation in Israel who are not employees (such as consultants and service providers) and to employees who are considered “controlling shareholders.”

Tax consequences arising from the grant or exercise of any option, from the payment of shares underlying such option or from any other event or act under the Plan, are borne by the grantee of the option. The Company and/or its subsidiaries or any other person required by applicable law shall withhold tax as required by applicable law. Grantees shall indemnify the Company and/or its subsidiaries against liability for any such tax.

U.S. Tax Matters. The Company only issues awards under the Plan to Israeli residents and, as a result, the Plan generally does not implicate U.S. tax matters for the Company or award recipients.

Reasons for Adoption of the Plan Amendment

Since our Plan expired on February 28, 2016, but from March 2016 through November 2016, we inadvertently issued 445,000 options that are currently outstanding and unexercised, we need to extend the term of the Plan to allow the exercise of these options and issuance of additional options under the Plan. If the amendment to the Plan is not approved, the foregoing options will be cancelled and we will not be able to grant additional options under the Plan which could adversely affect our ability to attract and retain qualified personnel.

Awards under the Plan

Under the Plan, as of October 1, 2017, 14,212,494 options had been exercised and 1,393,500 options are outstanding including 605,168 exercisable.  Of the options that are outstanding, as of October 1, 2017, 753,000 options are held by our directors and executive officers, and have a weighted average exercise price of $1.12 per share.

Awards under the Plan may be granted to our officers, directors, employees and consultants. Because the grants of awards under the Plan will be in the discretion of our Compensation Committee, it is not possible to determine the future awards that will be granted to executive officers or directors under the Plan if the amendment is approved. For information regarding option awards previously made to our named executive officers and directors under the Plan, see the sections entitled “Outstanding Equity Awards at Fiscal Year End” and “Director Compensation for 2016”, respectively, below. For information regarding option awards which the Company intends to make to its non-executive directors, see Item No. 3 below.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table reflects certain information about our equity compensation plans as of December 31, 2016:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plan approved by security holders	-	-	-
Equity compensation plan not approved by security holders	1,604,836	$1.36	657,672
Total	1,604,836	$1.36	657,652

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Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to approve an amendment to the Plan so that Options may be granted pursuant to the Plan from time to time until December 31, 2021, as specified in Appendix A.”

Required Vote

The affirmative vote of a majority of the shares voting on the matter is required to approve this resolution. Since abstentions are not considered votes cast, they will have no effect on the outcome of this proposal. Broker non-votes will not impact the results of the vote on the amendment to the Plan, but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the approval of the amendment to the Plan as disclosed in this proxy statement.

ITEM NO. 3 — APPROVAL OF THE GRANT OF OPTIONS TO DIRECTOR NOMINEES

The Company wishes to grant to each of William C. Anderson III, James Scott Medford, and Michael Soluri (collectively, the “Director Nominees”) options to purchase up to 30,000 Ordinary Shares of the Company under the Plan, with an exercise price calculated according to the average closing price of the Company’s Ordinary Shares on NASDAQ during the 30 days prior to the date of grant. These options will vest over three years, commencing the date of the election of the Director Nominees (and subject to the election of the respective nominee), where 1/3 of the options shall vest at the end of each year following the vesting commencement date, provided that at such vesting date, the respective director holds office as a director and further subject to the terms of the Plan.

Under the Companies Law, such grants are subject to shareholder approval.

It is being clarified that even if Item No. 2 above will not be approved, but the grant of options stated herein is approved, then the grant of the said options will be in full force and effect and though not issued under the Plan, will be subject to the terms of the Plan with respect to exercise period, adjustments and other technical matters not stated herein.

Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to approve the grant of options to purchase up to 30,000 Ordinary Shares of the Company under the Plan to each of Mr. Anderson, Mr. Medford and Mr. Soluri, subject to the terms specified above.”

Required Vote

The affirmative vote of a majority of the shares voting on the matter is required to approve this resolution, provided either (i) included in such majority is at least a majority of the shares of shareholders who are non-controlling1

1 Under the Companies Law, in general, a person will be deemed to be a controlling shareholder if the person has the power to direct the activities of the Company, other than by reason of being a director or other office holder of the Company, and you are deemed to have a personal interest if any member of your immediate family (spouse, sibling, parent, grandparent or each of the foregoing with respect to your spouse or their spouse) has a personal interest in the adoption of the proposal. In addition, you are deemed to have a personal interest if a company, other than the Company, that is affiliated with you has a personal interest in the adoption of the proposal. Such company is a company in which you or a member of your immediate family serves as a director or chief executive officer, has the right to appoint a director or the chief executive officer, or owns 5% or more of the outstanding shares. You are also deemed to have a personal interest if you are voting other person’s shares pursuant to a proxy provided by the

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shareholders and do not have a personal interest in said resolution; or (ii) the total number of shares of shareholders specified in clause (i) who voted against this resolution does not exceed two percent of the voting rights in the Company. Since abstentions are not considered votes cast, they will have no effect on the outcome of this proposal. Broker non-votes will not impact the results of the vote on the approval of the grant of options to our Director Nominees, but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the approval of the grant of options to our Director Nominees, as disclosed in this proxy statement.

ITEM NO. 4 — ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”)

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) and related rules of the Securities and Exchange Commission (the “SEC”), we are including a separate proposal subject to shareholder vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers (as defined below) listed in the Summary Compensation Table as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.  To learn more about our executive compensation, see “Compensation of Directors and Executive Officers” elsewhere in this proxy statement.

Our compensation policy for our Named Executive Officers is designed to reward high performance and innovation, to promote accountability and to ensure that executive interests are aligned with the interests of our shareholders. The following is a summary of the primary components of our Named Executive Officers’ compensation. We urge our shareholders to review the “Compensation of Directors and Executive Officers” section of this proxy statement and related compensation tables for more information.

One component of our compensation program is base compensation or salary. We design base salaries to fall within a competitive range of the companies against which we compete for executive talent. Generally, the base salary established for an individual Named Executive Officer reflects many inputs, including our Chief Executive Officer’s assessment of the Named Executive Officer’s performance, the level of responsibility of the Named Executive Officer, and competitive pay levels based on salaries paid to employees with similar roles and responsibilities at our peer group companies.

Another component of our compensation program is cash bonuses. We structure our cash bonus award program to reward Named Executive Officers for our Company’s successful performance, and for each individual’s contribution to that performance.

A third component of our compensation program is equity awards. We grant share options to our Named Executive Officers in order to align their interests with the interests of our shareholders by tying the value delivered to our Named Executive Officers to the value of our Ordinary Shares. We also believe that share option grants to our Named Executive Officers provide them with long-term incentives that will aid in retaining executive talent by providing opportunities to be compensated through the Company’s performance and rewarding executives for creating shareholder value over the long-term.

At our 2016 annual meeting of shareholders held on December 15, 2016, we provided our shareholders with the opportunity to cast a non-binding advisory vote on executive compensation. Over 87% of the votes cast on this “say-on-pay vote” were voted in favor of the proposal. We have considered the say-on-pay vote and we believe that strong support from our shareholders for the say-on-pay vote indicates that our shareholders are supportive of our approach to executive compensation. In the future, we will continue to consider the outcome of our say-on-pay votes when making compensation decisions regarding the Named Executive Officers. At our extraordinary shareholders meeting held in May 2014, our shareholders also voted in favor of the proposal to hold say-on-pay votes annually. We expect to conduct the next advisory vote at our 2018 annual meeting of shareholders.

other person that has a personal interest, whether or not you have a discretion to vote the shares. However, you are not deemed to have a personal interest in the adoption of the proposal if your interest in such proposal arises solely from your ownership of the Company’s Ordinary Shares, or to a matter that is not related to a relationship with a controlling shareholder.

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The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.  To the extent there is any significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee of our Board will evaluate whether any actions are necessary to address the concerns of shareholders.

Our Board believes that the information provided in this proxy statement demonstrates that our Named Executive Officer compensation is designed to provide incentives and rewards for both our short-term and long-term performance, and is structured to motivate the Company’s Named Executive Officers to meet our strategic objectives, thereby maximizing total return to shareholders.

Therefore, it is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion set forth in this proxy statement.”

Required Vote

The affirmative vote of a majority of the Ordinary Shares voting on the matter is required to approve this resolution, provided either (i) included in such majority is at least a majority of the Ordinary Shares of shareholders who are non-controlling2 shareholders nor having a personal interest in said resolution; or (ii) the total number of Ordinary Shares of shareholders specified in clause (i) who voted against this resolution does not exceed two percent of the voting rights in the Company. Since abstentions are not considered votes cast, they will have no effect on the outcome of this proposal. Broker non-votes will not impact the results of the vote on executive compensation, but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers, as described in the compensation tables and narrative discussion set forth in this proxy statement.

ITEM NO. 5 - APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND

AUTHORIZATION OF AUDIT COMMITTEE DETERMINATION OF REMUNERATION

Our Audit Committee and Board have recommended that Somekh Chaikin, a member of KPMG International (“Somekh Chaikin”), be appointed as our independent registered public accounting firm to perform the audit of our consolidated financial statements until the 2018 annual general meeting of shareholders. Somekh Chaikin confirmed that they have no relationship with the Company or with any affiliate of the Company, except as auditors. A representative of Somekh Chaikin is not expected to be present at the Meeting.

Shareholder approval of the appointment of Somekh Chaikin as our independent registered public accounting firm until the 2018 annual general meeting of shareholders, is required under the Companies Law. Our Audit Committee and Board believe that such appointment is appropriate and in the best interests of the Company and its shareholders. Shareholder approval is further necessary under the Companies Law in order to delegate the authority to fix the remuneration of our independent registered public accounting firm. Subject to the approval of this proposal, the Board, with the recommendation of our Audit Committee, will fix the remuneration of Somekh Chaikin in accordance with the volume and nature of their services to the Company.

2 See footnote 1 above.

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Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to appoint Somekh Chaikin, a member of KPMG International, as our independent registered public accounting firm until the 2018 annual general meeting of shareholders, and to authorize the Board, upon the recommendation of our Audit Committee, to determine the remuneration of Somekh Chaikin in accordance with the volume and nature of their services.”

Required Vote

The affirmative vote of a majority of the Ordinary Shares voting on the matter is required to approve this resolution. Abstentions will have no effect on the outcome of this proposal. Because this is a routine matter, there will not be any broker non-votes.

The Board recommends a vote FOR the approval of the appointment of Somekh Chaikin as our independent registered public accounting firm until the 2018 annual general meeting of shareholders, and the authorization of the Board, upon the recommendation of our Audit Committee, to determine their remuneration in accordance with the volume and nature of their services.

ITEM NO. 6 - PRESENTATION OF 2016 FINANCIAL STATEMENTS

The Company’s financial information for the year ended December 31, 2016, is contained in our Annual Report, available at www.sec.gov (where the contents of the SEC’s website are not part of this proxy statement).

At the Meeting, the Company will review the audited consolidated financial statements for the year ended December 31, 2016, and will answer appropriate questions relating thereto.

No vote will be required regarding this item.

CURRENT DIRECTORS

In addition to the Director Nominees, the following is information with respect to the rest of our current directors serving on the Company’s Board.

Donna Seidenberg Marks was appointed as an External Director under the Companies Law on November 2, 2015, effective January 1, 2016 to hold office for a three-year term. Ms. Seidenberg Marks is a Certified Public Accountant with a wide variety of experience serving clients in various industries over her 37 years in the practice of public accounting. From March 2011 through March 2014, Ms. Seidenberg Marks served as a director at the Fuoco Group, LLC, a certified public accounting firm that provides audit, tax and consulting services to its clients throughout its five locations in Florida and New York. Prior to joining the Fuoco Group, Mrs. Seidenberg Marks was the managing partner of her own firm, Donna Seidenberg, PA and served as a Managing Director at American Express Tax and Business Services (which merged into the international accounting firm of RSM International). Her practice includes performing audits, reviews and compilations of financial statements, preparing tax returns, and rendering consulting services, including forensic accounting and expert witness testimony in mediations and litigation matters in her areas of specialization. Her experience also includes consulting on Sarbanes-Oxley implementation. Ms. Seidenberg Marks is a frequent speaker at local and national meetings of the Community Associations Institute for which she serves on its National Business Partners Council, and is a past President and Treasurer of its local chapter. Ms. Seidenberg Marks earned a B.A. in Business Administration degree in Accounting (magna cum laude) from the University of South Florida in 1978, and is a member of the Florida Institute of Certified Public Accountants. The Company believes that Ms. Seidenberg Marks’ professional and corporate experience, as well as her knowledge and familiarity with corporate finance and accounting as an experienced Certified Public Accountant, make her suitable to serve as a director of the Company.

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Shlomi Cohen was elected as a director in December 2016 to hold office starting on December 15, 2016 until our next General Meeting following three years from his election. Mr. Cohen currently serves as the Company’s Chief Executive Officer. Prior to joining the Company, Mr. Cohen, served as president and Chief Executive Officer of RayV Technologies Ltd. from 2012 until it was acquired by Yahoo! in 2014. Prior to that and from 2010 to 2012, Mr. Cohen served as president of Europe Middle-East Africa for NICE Systems Ltd (Nasdaq: NICE). Mr. Cohen has also held sales positions with a number of leading technology companies, including Nokia (2007-2010), Siemens (2003-2007), BATM Advanced Communications (1998-2002) and Eldor Computers (1990-1995). Mr. Cohen holds an M.B.A. from the Bar Ilan University and a B.SC. in mechanical engineering from the Tel-Aviv University. The Company believes Mr. Cohen’s professional and corporate experience make him suitable to serve as a director of the Company.

EXECUTIVE OFFICERS

The following is information with respect to Company’s current executive officers who are not directors.

Shlomi Cohen is the Company’s Chief Executive Officer and a director nominee. For additional information, see page 11 above.

Yishay Curelaru was appointed as the Company’s Chief Financial Officer effective January 31, 2016. Prior to his appointment, Mr. Curelaru served as the Company’s controller and deputy Chief Financial Officer from July 2013, and oversaw the Company’s finance department in this capacity. Prior to joining the Company, Mr. Curelaru was a senior accountant at PricewaterhouseCoopers (PwC) beginning in 2011. Mr. Curelaru also served as a captain in the Special Forces of the Israeli Defense Forces from 2000 until 2005. Mr. Curelaru holds a B.A. in economics and accounting from the Ben-Gurion University of the Negev, and is a Certified Public Accountant in Israel.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, to the best knowledge and belief of the Company, as of October 1, 2017 (unless provided herein otherwise), with respect to holdings of our Ordinary Shares by (1) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Ordinary Shares outstanding as of such date; (2) each of our directors, including the Director Nominees; (3) each of our Named Executive Officers (as defined below under “Summary Compensation Table”); and (4) all of our directors and our executive officers as a group.

All information with respect to the ownership of any of the below shareholders has been furnished by such shareholder and, unless otherwise indicated below, we believe that persons named in the table have sole voting and sole investment power with respect to all of the shares shown as owned, subject to community property laws, where applicable. The shares owned by the directors and executive officers include the shares owned by their family members to which such directors and executive officers disclaim beneficial ownership, as provided for below. If a shareholder has the right to acquire shares by exercising options currently exercisable or exercisable within 60 days of the date of this table, these shares are deemed outstanding for the purpose of computing the percentage owned by the specific shareholder (that is, they are included in both the numerator and the denominator), but they are disregarded for the purpose of computing the percentage owned by any other shareholder.

The information in the table below is based on 41,134,378 Ordinary Shares outstanding as of October 1, 2017.  Unless otherwise indicated, the address of each of the individuals named below is: c/o On Track Innovations Inc., Z.H.R. Industrial Zone, P.O. Box 32, Rosh Pina, Israel.

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Name of beneficial owner	Position	Number of Shares Beneficially Owned	% of Class of Shares
Shlomi Cohen(1)	Chief Executive Officer and Director	234,937	*
Yishay Curelaru(2)	Chief Financial Officer	36,333	*
Nehemia Itay(3)	VP of Hardware Engineering	188,302	*
Amir Eilam (4)	VP, Research & Development	56,667	*
James Scott Medford (5)	Director	10,000	*
Michael Soluri	Director	-	*
William C. Anderson III (6)	Director	110,000	*
Donna Seidenberg Marks (7)	Director	16,667	*
All current executive officers and directors as a group (6 persons)		407,937	1.0%
5% Shareholders
Jerry L. Ivy Jr. (8)	Shareholder	3,996,550	9.7%

(*)	Less than 1%

(1)	Includes 54,938 Ordinary Shares held by Mr. Cohen and options held by Mr. Cohen to purchase 179,999 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(2)	Includes options held by Mr. Curelaru to purchase 36,333 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(3)	Includes 143,302 Ordinary Shares held by Mr. Itay and options held by Mr. Itay to purchase 45,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(4)	Includes options held by Mr. Eilam to purchase 56,667 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(5)	Includes 10,000 Ordinary Shares held by Mr. Medford.

(6)	Includes 60,000 Ordinary Shares held by Mr. Anderson and options held by Mr. Anderson to purchase 50,000 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(7)	Includes options held by Mr. Marks to purchase 16,667 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(8)	Information is based solely on Schedule 13G/A filed by Mr. Ivy with the SEC on January 16, 2017. Mr. Ivy’s address is 2125 1st Ave., Seattle, WA 98121.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, submitted to the SEC during the fiscal year ended December 31, 2016, we believe that during said year, our executive officers, directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements, except for Donna Seidenberg Marks, who filed an untimely Form 3 on January 28, 2016 and Yishay Curelaru who filed an untimely Form 3 on February 16, 2016.

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CORPORATE GOVERNANCE

Independent Directors

Four out of our five current directors on our Board, William C. Anderson, James Scott Medford, Ms. Donna Seidenberg Marks and Michael Soluri are independent directors as defined in SEC and NASDAQ Rules.   Mr. Cohen serves concurrently as director and as Chief Executive Officer and is, accordingly, not considered independent.

Financial Expertise

Under the Companies Law, our Board is required to determine how many of our non-External Directors should be required to have financial and accounting expertise. In determining such number, the Board must consider, among other things, the type and size of the company and the scope and complexity of its operations. Our Board has determined that at least one director (excluding External Director) should be required to have financial and accounting expertise. Each member of the Audit Committee of our Board has financial and accounting proficiency as defined under the Companies Law.

Board Leadership Structure

Mr. Cohen is our Chief Executive Officer, and Mr. Medford is Chairman of our Board.  As Chief Executive Officer of the Company, Mr. Cohen reports to the Company’s Board. None of our independent directors serves as the lead independent director. We believe that this leadership structure is appropriate given the current size and operations of the Company.

Risk Oversight

Our Board’s role in risk oversight includes risk analysis and assessment in connection with each financial and business review, update and decision-making proposal and deliberations.

The Board’s role in our risk oversight is consistent with our leadership structure, with our Chief Executive Officer, whose performance is assessed by the Board, and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board providing oversight in connection with those efforts.

The Board, including the Audit Committee and Compensation Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company’s risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level in overseeing management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible, among other things, for overseeing the management of financial and accounting risks, risks related to the Company’s compliance with legal and regulatory requirements, risks in regards to the independent auditor’s performance of its internal audit function, evaluation of any inadequacies in the business management of the Company and risks in related-party transactions. The Compensation Committee is responsible, among other things, for overseeing the management of risks relating to executive and employees compensation plans, incentive awards and other beneficial arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

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External Directors

Under the Companies Law, a company incorporated under the laws of the State of Israel with shares listed on an exchange, including NASDAQ, must appoint at least two External Directors; however, pursuant to an exemption provided under section 5D of the Israeli Companies Regulations (Relief for Public Companies with Shares Listed for Trading on a Stock Market Outside of Israel), 5760-2000 (the “Exemption”), a public company with securities listed on certain foreign exchanges, including NASDAQ, that satisfies the applicable foreign country laws and regulations that apply to companies organized in that country relating to the appointment of independent directors and composition of audit and compensation committees and has no controlling shareholder is exempt from the requirement to appoint External Directors or comply with the audit committee and compensation committee composition requirements under the Companies Law. On May 25, 2017, in conjunction with the expiration of Mr. Anderson’s term as External Director the Company adopted the Exemption and appointed William C. Anderson III as a director (who is not an External Director), effective May 26, 2017, to serve until the next general meeting of shareholders of the Company at which directors are being elected.

Ms. Seidenberg Marks, the Company’s only remaining External Director, was elected by the general meeting of shareholders as the second External Director commencing as of January 1, 2016. Based on the information provided to the Company, Ms. Seidenberg Marks qualifies as External Director under the Companies Law.

Qualifications

The Companies Law provides that a person may not be appointed as an External Director if the person is a relative of the controlling shareholder of the company or if the person (or any of the person’s relatives, partners, employers or anyone to whom the person is directly or indirectly subjected to or any entity under the person’s control) has or had during the two years preceding the date of appointment any affiliation with the company, its controlling shareholder, any of the controlling shareholder’s relatives, any other entity under the control of the company or the company’s controlling shareholder, and, where there is no controlling shareholder and no shareholder holding 25% or more of the voting power of the company, any affiliation to the chairman of the board of directors of the company, the company’s chief executive officer, any beneficial owner of 5% or more of the issued shares or the voting power of the company or the most senior executive officer of the company in the finance field.

The term affiliation includes:

●	an employment relationship;

●	a business or professional relationship maintained on a regular basis;

●	control; and

●	service as an office holder, excluding service as a director in a private company prior to the first offering of its shares to the public, if such director was appointed as a director of the private company in order to serve as an External Director following the public offering.

“Office holder” is defined in the Companies Law as a chief executive officer, chief business manager, deputy general manager, vice general manager, any person who holds such position in the company, even if such person holds a different title, any director and other manager or officer who reports directly to the chief executive officer.

No person can serve as an External Director if his or her position or other business interests create, or may create, a conflict of interest with his or her position as an External Director or may otherwise interfere with his or her ability to serve as an External Director. No person can serve as an External Director if the person (or any of the person’s relatives, partners, employers, anyone to whom the person is directly or indirectly subjected to or any entity under the person’s control) has business or professional relations with anyone the affiliation (as defined above) with whom is prohibited as described above, even if those affiliations are not of an ongoing nature, excluding negligible affiliations. External Directors are required to possess professional qualifications as set out in regulations promulgated under the Companies Law.

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Election, Term and Compensation

External Directors are elected by a majority vote at a shareholders’ meeting where included in such majority is (i) at least a majority of the Ordinary Shares of shareholders who are non-controlling shareholders and do not have a personal interest in said resolution; or (ii) the total number of Ordinary Shares of shareholders specified in clause (i) who voted against this resolution does not exceed two percent of the voting rights in the Company.

The initial term of an External Director is three years commencing from the date of his or her election and under regulations that apply to Israeli companies whose shares that have been offered to the public outside of Israel or traded on a stock exchange outside of Israel, may be extended for consecutive additional three year periods (unlike other public companies, in which only two additional three year periods are allowed).  External Directors may only be removed by the same percentage of shareholders as is required for their election, or by a court, and then only if the External Directors cease to meet the statutory qualifications for their appointment or if they violate their duty of loyalty to the company.  If an External Directorship becomes vacant, our Board is required under the Companies Law to call a shareholders’ meeting promptly to appoint a new External Director.

An External Director is entitled to compensation as provided in regulations adopted under the Companies Law and is otherwise prohibited from receiving any other compensation, directly or indirectly, in connection with services provided as an External Director.

Alternate Directors

Under our current Articles of Association, each of our directors may appoint, with the agreement of the Board and subject to the provisions of the Israeli Companies Law, by written notice to us, any person to serve as an alternate director.  Under the Companies Law, neither a current serving director, nor a currently-serving alternate director or any person not eligible under the Companies Law to be appointed as a director, may be appointed as an alternate director.  An alternate director has all the rights and duties of the director appointing him, unless the appointment of the alternate provides otherwise, and the right to remuneration. The alternate director may not act at any meeting at which the appointing director is present.  Unless the time period or scope of the appointment is limited by the appointing director, the appointment is effective for all purposes, but expires upon the expiration of the appointing director’s term.  Currently, none of our directors has appointed any alternate directors.

Directors’ Service Contracts

Currently, except for Shlomi Cohen who serves as our Chief Executive Officer (and as one of our directors), none of our directors have any services contracts either with us, or with any of our subsidiaries, which provide for benefits upon termination of employment or service.

Board Meetings and Committees

During 2016, the Board held seven meetings (and adopted certain resolutions by way of nine unanimous written consents). A majority of the directors attended all of the meetings of the Board and the committees on which they served and none of our directors attended less than 75% of the meetings of the Board and the committees. Each of the directors is encouraged to attend the annual shareholder’s meeting. None of the five directors currently serving on the Board attended the 2016 annual shareholder’s meeting. Our Board has established an Audit Committee and a Compensation Committee.

Audit Committee

The current members of our Audit Committee are William C. Anderson III, Donna Seidenberg Marks and Michael Soluri. Donna Seidenberg Marks serves as the Chairman of the Audit Committee. Our Board has determined that all of the above are independent Audit Committee members within the meaning of NASDAQ and SEC rules. Our Board has also determined that Donna Seidenberg Marks is an “Audit Committee Financial Expert” as defined in Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act and that he has the requisite experience under NASDAQ rules.

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Our Audit Committee operates under a written charter that is posted on our website at http://investors.otiglobal.com.

Our Audit Committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by pre-approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal control over financial reporting. Our Audit Committee also oversees the audit efforts of our independent accountants and takes those actions that it deems necessary to satisfy itself that the accountants are independent of management.

 Under the Companies Law and NASDAQ rules, our Audit Committee is responsible for (i) determining whether there are deficiencies in the business management practices of our Company, including in consultation with our internal auditor or the independent auditor, and making recommendations to the Board to improve such practices, (ii) determining whether to approve certain related party transactions (including transactions in which an office holder has a personal interest) and whether such transaction should be deemed as material or extraordinary, (iii) where the Board approves the working plan of the internal auditor, to examine such working plan before its submission to the Board and propose amendments thereto, (iv) examining our internal controls and internal auditor’s performance, including whether the internal auditor has sufficient resources and tools to dispose of its responsibilities, (v) examining the scope of our auditor’s work and compensation and submitting a recommendation with respect thereto to our Board or shareholders, depending on which of them is considering the appointment of our auditor, and (vi) establishing procedures for the handling of employee complaints as to the management of our business and the protection to be provided to such employees. In compliance with regulations promulgated under the Companies Law, our Audit Committee also approves our financial statements, thereby fulfilling the requirement that a board committee provide such approval.

Our Audit Committee held four meetings during the fiscal year ended December 31, 2016 (and adopted certain resolutions by way of one unanimous written consent).

Compensation Committee

The current members of our Compensation Committee are William C. Anderson III, Donna Seidenberg Marks and Michael Soluri. William C. Anderson III is the Compensation Committee’s Chairman. Our Board has determined that all Compensation Committee members are independent within the meaning of NASDAQ and SEC rules.

The Compensation Committee operates under a charter that is posted on our website at http://investors.otiglobal.com.

Under the Companies Law and NASDAQ rules, our Compensation Committee is responsible for (i) proposing office holder compensation policies to the Board, (ii) proposing necessary revisions to any compensation policy and examining its implementation, (iii) determining whether to approve transactions with respect to compensation of office holders, and (iv) determining, in accordance with office holder compensation policies, whether to exempt an engagement with an unaffiliated nominee for the position of chief executive officer from requiring shareholder approval.

Subject to the provisions of the Companies Law, compensation of executive officers is generally determined and approved by our Compensation Committee and our Board. Shareholder approval is generally required when (i) approval by our Board and our Compensation Committee is not consistent with our Amended and Restated Executive Officers Compensation Policy which was adopted by the annual meeting of shareholders on December 15, 2016, or (ii) the compensation is that of our Chief Executive Officer.   In special circumstances, our Compensation Committee and Board may approve the compensation of an executive officer (other than a director, a chief executive officer or a controlling shareholder) or approve the compensation policy despite shareholder objection. Additionally, under certain circumstances, our Compensation Committee may exempt an engagement with a nominee for the position of chief executive officer from requiring shareholders’ approval or may otherwise postpone such shareholders’ approval.

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A director or executive officer may not be present when the Board discusses or votes upon the terms of his or her compensation, unless the chairman of the Board (as applicable) determines that he or she should be present to present the transaction that is subject to approval.  The Chief Executive Officer may not be present during voting or deliberations regarding his or her compensation.

We may from time to time engage the services of external compensation consultants on a case by case basis, though we did not engage any such compensation consultant for the fiscal year ended December 31, 2016. All compensation consultants we have engaged are independent for the purposes of NASDAQ rules.

Our Compensation Committee held two meetings during the fiscal year ended December 31, 2016 (and adopted certain resolutions by way of two unanimous written consents).

Nominating Committee; Director Candidates

We do not have a Nominating Committee or any committees of a similar nature, nor any charter governing the nomination process. Our Board does not believe that such committees are needed for a company our size. However, our independent directors will consider shareholder suggestions for additions to our Board.

Director nominees are recommended for our Board’s selection by a majority of our independent directors in a vote in which only our independent directors participate. Under the Companies Law, our directors are elected by the general meeting of shareholders, with the recommendation of the Board. There is no formal process or policy that governs the manner in which we identify potential candidates for the Board. Historically, however, the Board has considered several factors in evaluating candidates for nomination to the Board, including the candidate’s knowledge of the Company and its business, the candidate’s business experience and credentials, and whether the candidate would represent the interests of all the Company’s shareholders as opposed to a specific group of shareholders. Diversity is not considered material in identifying nominees for directors. We do not have a formal policy with respect to our consideration of Board nominees recommended by our shareholders because we are a small company. However, our independent directors will consider shareholders suggestions for additions to our Board. A shareholder who desires to recommend a candidate for nomination to the Board should do so by writing to us at Board of Directors, c/o Company Secretary, On Track Innovations Ltd., Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000.

Deadline and Procedures for Submitting Board of Directors Nominations

Subject to our Articles of Association and the Companies Law, a shareholder wishing to nominate a candidate for election to the Board at the next Annual Meeting is required to give written notice containing the required information specified above addressed to the Board, c/o Company Secretary, On Track Innovations Ltd., Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000, of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company no later than the time required by the Companies Law.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, executive and financial officers and all of our employees. The Code of Business Conduct and Ethics is publicly available on our website at http://investors.otiglobal.com and we will provide, at no charge, persons with a written copy upon written request made to us.

Communications with the Board of Directors

Shareholders who have questions or concerns should contact the members of the Board by writing to: Board of Directors, c/o Company Secretary, On Track Innovations Ltd., Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000. All communications received in writing will be distributed to the members of the Board deemed appropriate, depending on the facts and circumstances outlined in the communication received.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

 The following table sets forth the compensation earned during the years ended December 31, 2016 and 2015 by (i) our Chief Executive Officer, (ii) our Chief Executive Officer, (iii) our VP of Hardware Engineering; (iv) or VP, Research & Development; and (v) our former Chief Financial Officer (collectively, the “Named Executive Officers”). Messrs. Itay and Eilam are not executive officers but are included solely to comply with requirements under Israeli law.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Option Awards ($) (2)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($) (3)	Total ($)
Shlomi Cohen	2016	301,109	78,738	61,200	163,328	58,930	663,305
Chief Executive Officer (4)	2015	177,153	52,098	80,120	-	24,499	333,870
Yishay Curelaru	2016	118,338	7,915	36,500	20,524	43,842	227,119
Chief Financial Officer (5)	2015	63,162	-	3,427	-	15,894	82,483
Nehemia Itay	2016	139,713	10,263	9,900	25,547	43,487	228,910
VP of Hardware Engineering (6)	2015	214,932	34,015	-	-	45,516	294,463
Amir Eilam	2016	128,055	9,089	13,200	23,765	46,062	220,171
VP, Research & Development (7)	2015	154,494	30,054	12,000	-	47,627	244,175
Shay Tomer	2016	170,438	6,621	-	13,132	101,360	291,551
Former Chief Financial Officer (8)	2015	197,401	20,993	22,034	-	50,034	290,462

(1)	Salary payments which were in NIS were translated into U.S. Dollars according to annually average exchange rate of 3.84 NIS per U.S. Dollar in 2016 and 3.89 NIS per U.S. Dollar in 2015.

(2)	The fair value recognized for the option awards was determined as of the grant date in accordance with FASB ASC Topic 718 (see Note 9C to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016).

(3)	This cost reflects social benefits (as required under applicable Israeli law), car expenses and termination payments.

(4)	The 2016 “All Other Compensation” of Mr. Cohen, as shown in the table above, is comprised of $20,309 of car expenses and $38,621 of social benefits. The 2015 “All Other Compensation” of Mr. Cohen, as shown in the table above, is comprised of $8,361 of car expenses and $16,138 of social benefits.

(5)	Mr. Yishay Curelaru appointed on January 31, 2016 as Chief Financial Officer. The 2016 “All Other Compensation” of Mr. Curelaru, as shown in the table above, is comprised of $20,309 of car expenses and $23,533 of social benefits. The 2015 “All Other Compensation” of Mr. Curelaru, as shown in the table above, is comprised of $3,087 of car expenses and $12,807 of social benefits.

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(6)	The 2016 “All Other Compensation” of Mr. Itay, as shown in the table above, is comprised of $20,309 of car expenses and $23,178 of social benefits. The 2015 “All Other Compensation” of Mr. Itay, as shown in the table above, is comprised of $20,067 of car expenses and $25,449 of social benefits.

(7)	The 2016 “All Other Compensation” of Mr. Eilam, as shown in the table above, is comprised of $20,309 of car expenses and $25,753 of social benefits. The 2015 “All Other Compensation” of Mr. Eilam, as shown in the table above, is comprised of $20,067 of car expenses and $27,560 of social benefits.

(8)	The 2016 “All Other Compensation” of Mr. Tomer, as shown in the table above is comprised of $10,155 of car expenses and $2,678 of social benefits and $88,527 of one-time expenses upon termination of his employment. The 2015 “All Other Compensation” of Mr. Tomer, as shown in the table above, is comprised of $29,967 of car expenses and $20,067 of social benefits. On January 31, 2016, Mr. Tomer resigned from his position.

All of the incumbent Named Executive Officers and our directors mentioned in the table above are entitled to acceleration of the vesting of any unvested share options and restricted shares in the event of a change of control of the Company.

Pension, Retirement or Similar Benefit Plans

Except as required by applicable law (relating to severance payments to Israeli employees), none of our current officers or employees are entitled to receive any payments upon termination of employment.

Executive Officers Compensation Policy

In accordance with requirements and limitations set forth in the Companies Law, we adopted a Compensation Policy, which was formulated by our Compensation Committee, approved by our Board and recommended to our shareholders, which approved the adoption of the Compensation Policy at our annual general meeting held on December 6, 2013. Pursuant to the provisions of the Companies Law, on December 15, 2016, an Amended and Restated Compensation Policy was approved at our annual general meeting.

The Compensation Policy sets rules and guidelines with respect to our compensation strategy for executive officers, and is designed to provide for the retention of, and to attract, highly qualified executives. The Policy is designed to balance competitive compensation of executive officers with our financial resources, while creating appropriate incentives considering, inter alia, risk management factors arising from our business, executive compensation benchmarks used in the industry, our size (including without limitation, sales volume and number of employees), the nature of our business and our then current cash flow situation, in order to promote our long-term goals, work plan, policies and the interests of our shareholders.

The Compensation Policy is designed to allow us to create a full compensation package for each of our executives based on common principles. With respect to variable compensation components, the Compensation Policy is designed to allow us to consider each executive’s contribution in achieving our short-term and long-term strategic goals and in maximizing its profits from long-term perspective and in accordance with the executive’s position.

The Compensation Policy further provides for an annual performance bonus payable to executive officers. The payment of such bonus is tied to long-term corporate performance, rather than short-term stock market performance. Bonuses are paid in accordance with specific performance targets and based, among others, upon the following factors: (i) the Company’s achievement of certain financial performance metrics, consisting of annual revenue targets, EBITDA target and free cash flow target, each based on our annual budget; (ii) achievement by the respective executive of certain predetermined objectives; and (iii) other discretionary considerations, taking into account tangible and intangible performance factors, including the executive’s relative contribution to the Company.

Bonus payments shall not exceed, in the case of a Chief Executive Officer, an aggregate amount equivalent to 12 months’ base salary, and for other executive officers, an aggregate amount equivalent to nine months’ base salary of the respective executive.

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Employment Agreements

We maintain written employment and related agreements with all of our current executive officers. These agreements provide for monthly salaries and contributions by us to executive insurance and vocational studies funds. The employment agreements of certain executive officers provide for the achievement of an annual bonus, as described above. In addition, we may decide to grant our executive officers stock options from time to time. All of our executive officers’ employment and related agreements contain provisions regarding noncompetition, confidentiality of information and assignment of inventions. The enforceability of covenants not to compete in Israel is unclear.

We have the following written agreements and other arrangements concerning compensation with our current executive officers:

(1)	Agreement with Shlomi Cohen. We entered into an employment agreement with Mr. Cohen, effective August 2, 2015, which provides that Mr. Cohen will enter into office as the Chief Executive Officer of the Company and its subsidiaries on August 11, 2015, in consideration of a monthly gross salary of NIS 90,000 and other standard benefits. On November 30, 2016, our Compensation Committee and our Board approved a ten percent increase to Mr. Cohen’s salary effective December 1, 2016. On February 6, 2017, our Compensation Committee and our Board approved an additional ten percent increase to Mr. Cohen’s salary effective January 1, 2017. In addition, and pursuant to the employment agreement, in 2015 Mr. Cohen received options to purchase 200,000 Ordinary Shares of the Company, with an exercise price of $0.75 per Ordinary Share. The options are subject to a three year vesting period, so that 66,334 options vested on July 31, 2016, 66,333 options vested on July 31, 2017 and an additional 66,333 options will vest on July 31, 2018, all subject to the terms and provisions of the Company’s Plan. In addition, on February 14, 2016, Mr. Cohen received additional options to purchase 40,000 Ordinary Shares of the Company with an exercise price of $0.44 per Ordinary Share. The options are subject to a three year vesting period, so that 13,333 options vested on February 3, 2017, 13,333 options will vest on February 3, 2018 and an additional 13,334 options will vest on February 3, 2019, all subject to the terms and provisions of the Company’s Plan. In addition, on March 22, 2016, Mr. Cohen received additional options to purchase 100,000 Ordinary Shares of the Company with an exercise price of $0.84 per Ordinary Share. The options are subject to a three year vesting period, so that 33,333 options vested on March 22, 2017, 33,333 options will vest on March 22, 2018, and an additional 33,334 options will vest on March 22, 2019, all subject to the terms and provisions of the Company’s Plan. Finally, on February 6, 2017, Mr. Cohen received additional options to purchase 100,000 Ordinary Shares of the Company with an exercise price of $1.58 per Ordinary Share. The options are subject to a three year vesting period, so that 33,333 options will vest on February 6, 2018, 33,333 options will vest on February 6, 2019, and an additional 33,334 options will vest on February 6, 2020, all subject to the terms and provisions of the Company’s Plan. Additional options to purchase up to 100,000 Ordinary Shares may be granted on an annual basis to promote retention and as an incentive. The issuance of such options will be subject to the discretion and approval of both the Company’s Compensation Committee and the Board of Directors. According to the employment agreement Mr. Cohen is eligible to receive an annual bonus in an amount up to 12 months’ gross base salary. The employment agreement is for an unlimited duration, provided that each party may terminate it without cause upon serving the other party a written notice of six months, prior to termination. On November 2, 2015, the general meeting of shareholders approved Mr. Cohen’s terms of employment.

(2)	Agreement with Yishay Curelaru. We entered into an employment agreement with Mr. Curelaru, dated July 2, 2013, which provided that Mr. Curelaru shall act as the Company’s controller and deputy Chief Financial Officer. On January 31, 2016, Mr. Curelaru was promoted and appointed as the Company’s Chief Financial Officer, and accordingly on March 23, 2016 we entered into a new employment agreement with Mr. Curelaru. The new employment agreement provides that Mr. Curelaru shall serve as the Company’s and its subsidiaries’ Chief Financial Officer starting January 31, 2016, in consideration of a monthly gross base salary of NIS 38,000 and other standard benefits. In addition, Mr. Curelaru shall be eligible to receive an annual bonus in an amount up to four months’ gross base salary, subject to the Company’s Compensation Policy. Mr. Curelaru’s employment shall be for an unspecified term and either party may terminate the employment agreement upon three months’ advance notice. On March 22, 2016, Mr. Curelaru received options to purchase 40,000 Ordinary Shares of the Company with an exercise price of $0.84 per Ordinary Share. The options are subject to a three year vesting period, so that 13,333 options vested on March 22, 2017, 13,333 options will vest on March 22, 2018 and an additional 13,334 options will vest on March 22, 2019, all subject to the terms and provisions of the Company’s Plan. Currently, until our Option Plan is extended by our shareholders. Mr. Curelaru undertook not to exercise these options. In

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addition, on December 15, 2016, Mr. Curelaru received additional options to purchase 25,000 shares of the Company with an exercise price of $1.07 per Ordinary Share. The options are subject to a three year vesting period, so that 8,333 options will vest on November 30, 2017, 8,333 options will vest on November 30, 2018 and an additional 8,334 options will vest on November 30, 2019, all subject to the terms and provisions of the Company’s Plan. Currently, until our Option Plan is extended by our shareholders. Mr. Curelaru undertook not to exercise these options.

Outstanding Equity Awards At Fiscal Year-End

The following table shows options to purchase our ordinary shares outstanding on the last day of the fiscal year ended December 31, 2016 held by each of our Named Executive Officers (where as of December 31, 2016, Mr. Tomer had no unexercised options).

Number of Securities Underlying Unexercised
	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options(#) unexercisable	Option exercise price($)	Option expiration date
Shlomi Cohen (1)	66,667	133,333	$0.75	11/02/2020
	-	40,000	$0.44	02/14/2021
	-	100,000	$0.84	03/22/2021
Yishay Curelaru (2)	5,334	2,666	$2.36	05/13/2019
	3,334	6,666	$0.74	11/11/2020
	-	40,000	$0.84	03/22/2021
	-	25,000	$1.07	11/30/2021
Nehemia Itay (3)	30,000	-	$1.46	07/20/2018
	6,667	3,333	$2.36	05/13/2019
	-	15,000	$1.07	11/30/2021
Amir Eilam (4)	10,000	-	$1.2	05/30/2017
	20,000	-	$1.46	07/20/2018
	6,667	3,333	$2.36	05/13/2019
	5,000	10,000	$1.68	01/01/2020
	-	20,000	$1.07	11/30/2021

(1)	On November 2, 2015, 200,000 options were granted to Mr. Cohen under the Plan. The options vest in three equal annual installments, commencing July 31, 2016. On February 14, 2016, 40,000 options were granted to Mr. Cohen under the Plan. The options vest in three equal annual installments, commencing February 3, 2017. On March 22, 2016, 100,000 options were granted to Mr. Cohen under the Plan. The options vest in three equal annual installments, commencing March 22, 2017.

(2)	On May 13, 2014, 8,000 options were granted to Mr. Curelaru under the Plan. The options vest in three equal annual installments, commencing May 13, 2015. On November 11, 2015, 10,000 options were granted to Mr. Curelaru under the Plan. The options vest in three equal annual installments, commencing November 11, 2016. On March 22, 2016, 40,000 options were granted to Mr. Curelaru under the Plan. The options vest in three equal annual installments, commencing March 22, 2017. On December 15, 2016, 25,000 options were granted to Mr. Curelaru under the Plan. The options vest in three equal annual installments, commencing November 30, 2017.

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(3)	On July 20, 2013, 30,000 options were granted to Mr. Itay under the Plan. The options vest in three equal annual installments, commencing July 20, 2014. On May 13, 2014, 10,000 options were granted to Mr. Itay under the Plan. The options vest in three equal annual installments, commencing May 13, 2015. On December 15, 2016, 15,000 options were granted to Mr. Itay under the Plan. The options vest in three equal annual installments, commencing November 30, 2017.

(4)	On May 30, 2012, 40,000 options were granted to Mr. Eilam under the Plan, out of which 30,000 options were exercised by Mr. Eilam as of December 31, 2016. The options vest in three equal annual installments, commencing May 30, 2013. On July 20, 2013, 30,000 options were granted to Mr. Eilam under the Plan, out of which 10,000 options were exercised by Mr. Eilam as of December 31, 2016. The options vest in three equal annual installments, commencing July 20, 2014. On May 13, 2014, 10,000 options were granted to Mr. Eilam under the Plan. The options vest in three equal annual installments, commencing May 13, 2015. On January 1, 2015, 15,000 options were granted to Mr. Eilam under the Plan. The options vest in three equal annual installments, commencing January 1, 2016. On December 15, 20,000 options were granted to Mr. Eilam under the Plan. The options vest in three equal annual installments, commencing November 30, 2017.

Director Compensation for 2016

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who was not a Named Executive Officer during the fiscal year ended December 31, 2016:

Name (1)	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	Total ($)
William C. Anderson III	28,546	-	28,546
Donna Seidenberg Marks	27,422	8,565	35,987
John A. Knapp Jr.(3)	23,136	-	23,136
Mark Stolper(4)	27,667	-	27,667
Dilip Singh(5)	23,649	-	23,649

(1)	This column represents the sums that our non-executive directors received according to the Israeli regulations as an annual fee as well as for attending Board and Board committee meetings.

(2)	The fair value recognized for the option awards was determined as of the grant date in accordance with FASB ASC Topic 718 (see Note 9C to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016).

(3)	Mr. Knapp’s term as director expired on December 15, 2016, and the table above represents the compensation paid to Mr. Knapp in 2016.

(4)	Mr. Stolper’s term as director expired on December 15, 2016, and the table above represents the compensation paid to Mr. Stolper in 2016.

(5)	Mr. Singh’s term as director expired on December 15, 2016, and the table above represents the compensation paid to Mr. Singh in 2016.

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As of December 31, 2016, our directors held options to purchase our Ordinary Shares as follows:

Name	Aggregate number of shares Underlying stock options
William C. Anderson III	50,000
Donna Seidenberg Marks	50,000

We reimburse our directors for expenses incurred in connection with attending board meetings and committee meetings and provide the following compensation for directors: annual compensation of $16,586; meeting participation fees of $859 per in-person meeting; meeting participation by telephone of $516 per meeting; and $430 per written resolution.

 Our executive directors do not receive additional separate compensation for their service on the Board or any committee of the Board. During 2016, our non-executive directors were reimbursed for their expenses for each board meeting and committee meeting attended and in addition received the foregoing compensation with respect to attendance in such meetings. The aggregate amount paid by us to our non-executive directors for their service during 2016 was $134,776.

See “Security Ownership of Certain Beneficial Owners and Management” for information on beneficial ownership of our shares by our directors and executive officers. We have no outstanding loans to any of our directors or executive officers.

Under the Companies Law an External Director is entitled to compensation as provided in regulations adopted under the Companies Law and is otherwise prohibited from receiving any other compensation, directly or indirectly, in connection with services provided as an External Director.

 Certain Relationships and Related Person Transactions; and Director Independence

Our policy is to enter into transactions with related parties on terms that are on the whole no less favorable to us than those that would be available from unaffiliated parties at arm’s length.

Agreements with Directors and Officers

We have entered into employment agreements with all of our executive officers as mentioned above. In addition, we have granted options to purchase our Ordinary Shares to our officers, as mentioned elsewhere in this proxy statement.

Other than described above, none of our directors, executive officers of 5% shareholders has any relationship with the Company besides serving as directors.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have engaged Somekh Chaikin as our principal independent registered public accounting firm for the fiscal year ending December 31, 2017.

Our Audit Committee is generally responsible for the oversight of our independent auditors’ work. The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by Somekh Chaikin. These services may include audit services, audit-related services, tax services and other services, as further described below. The Audit Committee sets forth the basis for its pre-approval in detail, listing the particular services or categories of services which are pre-approved, and setting forth a specific budget for such services. Additional services may be pre-approved by the Audit Committee on an individual basis. Once services have been pre-approved, Somekh Chaikin and our management then report to the Audit Committee on a periodic basis regarding the extent of services actually provided in accordance with the applicable pre-approval, and regarding the fees for the services performed.

Our Audit Committee pre-approved all audit and non-audit services provided to us and to our subsidiaries during the periods listed below. The Audit Committee approves discrete projects on a case-by-case basis that may have a material effect on our operations and also considers whether proposed services are compatible with the independence of the independent auditors.

Pursuant to our pre-approval policy, the Audit Committee pre-approves and delegates to our Chairman of the Board the authority to approve the retention of ad-hoc audit and non-audit services from our independent auditors, beyond the scope approved by the Audit Committee as part of the annual audit plan.

Principal Accountant Fees and Services

The following fees were billed by Somekh Chaikin, a member firm of KPMG International, and affiliate firms for professional services rendered thereby for the years ended December 31, 2016 and 2015 (in thousands):

	2016	2015
Audit fees (1)	$167	$163
Audit-related fees (2)	$-	$-
Tax fees (3)	$13	$14
All other fees (4)	$-	$-
Total	$180	$177

(1)	The audit fees for the years ended December 31, 2016 and 2015, are the aggregate fees billed or billable (for the year) for the professional services rendered for the audits of our 2016 and 2015 annual consolidated financial statements, review of consolidated quarterly financial statements of 2016 and 2015, and services that are normally provided in connection with statutory audits of us and our subsidiaries, consents and assistance with review of documents filed with the SEC.

(2)	No Audit-Related Fees were incurred.

(3)	Tax fees are the aggregate fees billed (in the year) for professional services rendered for tax compliance and tax advice other than in connection with the audit.

(4)	No Other Fees were incurred.

REPORT OF THE AUDIT COMMITTEE

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for fiscal year 2016; (2) discussed with the independent auditor the matters required to be discussed by Codification of Statements on Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board; (3) received the written disclosures and the letter from the independent auditor required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning

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independence, (4) discussed with the independent auditor its independence and (5) considered whether the provision of non-audit services by the independent auditor is compatible with maintaining its independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2016 that was filed with the SEC on March 28, 2017.

By the Audit Committee
of the Board of Directors of On Track Innovations Ltd.

Donna Seidenberg Marks, Chairman
Michael Soluri
William C. Anderson III

SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Shareholders who wish to present proposals appropriate for consideration at our 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) must submit the proposal in proper form consistent with our Articles of Association and applicable law to us at our address as set forth on the first page of this proxy statement and in accordance with the applicable regulations under Rule 14a-8 of the Exchange Act by June 18, 2018, in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to the 2018 Annual Meeting. Shareholders who wish to present proposals appropriate for consideration at the 2018 Annual Meeting outside of Rule 14a-8 must submit the proposal in proper form consistent with our Articles of Association and applicable law to us at our address as set forth on the first page of this proxy statement by July 27, 2018 in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to the 2018 Annual Meeting. Any such proposals should contain the name and record address of the shareholder, the number of Ordinary Shares beneficially owned as of the record date established for the meeting, a description of, and reasons for, the proposal and all information that would be required to be included in the proxy statement file with the SEC if such shareholder was a participant in the solicitation subject to Section 14 of the Exchange Act. The proposal, as well as any questions related thereto, should be directed to our Secretary.

If a shareholder submits a proposal after the last date applicable under our Articles of Association and applicable law but still wishes to present the proposal at our 2018 Annual Meeting (but not in our proxy statement), the proposal, which must be presented in a manner consistent with our Articles of Association and applicable law, must be submitted to our Secretary in proper form at the address set forth above so that it is received by our Secretary no later than seven days after notice for such meeting.

We did not receive notice of any proposed matter to be submitted by shareholders for a vote at this Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board and received in respect of this Meeting will be voted in the discretion of our management on such other matter which may properly come before the Meeting.

SHAREHOLDERS SHARING THE SAME ADDRESS

Only one set of proxy materials may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to the Company’s Secretary, Mr. Tamir Ben-Yoseph, by e-mail addressed to tamirb@otiglobal.com, by mail addressed to c/o Company Secretary, On Track Innovations Ltd., Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000, or by telephone at +011 972-4-6868000. Shareholders sharing an address and currently receiving a single copy may contact the Secretary as described above to request that multiple copies be delivered in future years. Shareholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting the Secretary as described above.

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OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE AND NOT LATER THAN SATURDAY, NOVEMBER 18, 2017, AT 5:00 P.M. ISRAEL TIME (10:00 A.M. EASTERN TIME) IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ Tamir Ben-Yoseph
Tamir Ben-Yoseph, Adv.
General Counsel and Secretary

Rosh Pina, Israel

October 16, 2017

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APPENDIX A – MARKED COPY OF THE AMENDED AND RESTATED SHARE OPTION PLAN

(CHANGES ARE MARKED)

On Track Innovations ltd.

THE 2001 SHARE OPTION PLAN

As Amended and Restated On November 30, 2011, further

Amended and Restated on October 22, 2013, and further Amended and Restated on November 21, 2017

1.	NAME

The Plan, as amended from time to time, shall be known as the On Track Innovations Ltd. 2001 Share Option Plan (the “Plan”).

2.	PURPOSE

The purpose of the Plan is to afford an incentive to officers, directors, employees and consultants of On Track Innovations Ltd. (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, or any affiliate, to acquire a proprietary interest in the Company, to continue as employees, directors and consultants, to increase their efforts on behalf of the Company, to promote the success of the Company’s business and to attract new employees, directors or consultants, whose services are considered valuable. All options granted hereunder, whether together or separately, shall be hereinafter referred to as the “Options”.

3.	DEFINITIONS

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)	“Affiliate” of, or person “affiliated” with a person means any person or company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulations C under the Securities Act, including, without limitation, any Subsidiary.

(b)	“Board of Directors” shall mean the Board of Directors of the company, as constituted from time to time.

(c)	“Cause” shall mean (i) conviction of any felony involving moral turpitude or affecting the Company; (ii) any refusal to carry out a reasonable directive of the management and/or the Board which was within the scope of the duties of the employee and which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its affiliates; (iv) any breach of the Grantee’s fiduciary duties or breach in bad faith of his duties of care to the Company; including without limitation disclosure of confidential information of the Company; and (v) breach of the Grantee non-competition undertaking towards the Company (vi) any conduct not in good faith reasonably determined by the Board of Directors to be materially detrimental to the Company.

(d)	“Committee” shall mean the Compensation committee of the Board of Directors as described in Section 3 of the plan.

(e)	“Company” shall mean On Track Innovations Ltd.

(f)	“Disability” shall mean the inability of a Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result

ZHR Industrial Zone, PO Box 32, Rosh Pina, Israel 12000 | T: +972-4-6868000 | F: +972-4-6938887 | info@otiglobal.com

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in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(g)	“Fair Market Value” per share as of particular date shall be determined as follows:

If the Shares are listed on any established stock exchange or a national market system, including without limitation the Neuer Market, Nasdaq National Market system, or The Nasdaq SmallCap Market of the Nasdaq Stock Market , the Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in any official publication of such stock exchange, including, but not limited, to any official web site, the Wall Street Journal, or such other source as the Board deems reliable (hereinafter: “the closing sale price”). In a case where the shares are listed on more than one stock exchange or a national market system, the Fair Market Value shall be the closing sale price for such shares in the stock exchange or the national market system with the greatest value of trading in the company’s stock.

If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination, or;

In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Committee.

(h)	“Grantee” shall mean the individual to whom Options shall be granted.

(i)	“Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Ordinary Shares.

(j)	“Option Agreement” shall mean an Option Agreement entered between the Company and an Grantee pursuant to this Plan.

(k)	“Ordinary Shares” shall mean ordinary shares, par value 0.01 NIS per share, of the Company.

(l)	“Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(m)	“Plan” shall mean the On Track Innovations Ltd. 2001 Israeli Share Option Plan.

(n)	“Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

4.	ADMINISTRATION

The Plan shall be administered by the committee established by the Board of Directors of the Company. Notwithstanding the above, the Board shall automatically have an authority if no Committee shall be constituted or if such Committee shall cease to operate for any reason.

The Committee shall consist of such number of members (not less than two (2) in number) as may be fixed by the Board. The Committee shall select one of its members as its chairman (the “Chairman”) and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

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Any member of such Committee shall be eligible to receive Options under the Plan while serving on the Committee, unless otherwise specified herein and subject to the approval of the Board.

To the extent permitted under any applicable laws, the Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority: (i) to grant Options; (ii) to determine the kind of consideration payable (if any) with respect to Options; (iii) to determine the period during which Options may be exercised, and whether in whole or in installments; (iv) to determine the persons to whom, and the time or times at which Options shall be granted (such persons are referred to herein as “Grantees”); (v) to determine the number of shares to be covered by each Option; (vi) to interpret the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with Options granted under the Plan (the “Agreements”); (ix) to cancel or suspend Options, as necessary; (x) to designate the type of Options to be granted to a Grantee ;(xi) to determine the Fair Market Value (as defined above) of the shares; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others.

Subject to applicable laws, no member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

All decisions and selections made by the Committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Committee relating to any Option to be granted to that member. Any decision, made by the Committee, and reduced to writing, shall be executed in accordance with the provisions of the Company’s Articles of Association, as same may be in effect from time to time. The interpretation and construction by the Committee of any provision of the Plan or of any Option thereunder shall be final and conclusive unless otherwise determined by the Board.

Subject to the Company’s Articles of Association and the Company’s decision, and to all approvals legally required, each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company’s Articles of Association, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

5.	ELIGIBILITY

The persons eligible for participation in the Plan as recipients of Options shall include any employees, directors, consultants and service providers of the Company or of any Subsidiary or Affiliate of the Company. The grant of an Option hereunder shall neither entitle the Grantee to participate nor disqualify him from participating in, any other grant of Options pursuant to the Plan or any other option or stock plan of the Company or any of its affiliates.

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6.	SHARES RESERVED FOR THE PLAN

The Company shall initially reserve 13,200,000 authorized but unissued Ordinary Shares (the “Shares”) for purposes of the Plan, subject to adjustment as set forth in Section 9 below. Any of such Shares which may remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve sufficient number of Shares to meet the requirements of the Plan.

If any outstanding Option under the Plan should, for any reason expire, be canceled or be terminated without having been exercised in full, the Shares allocable to the unexercised, canceled or terminated portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan.

7.	TERMS AND CONDITIONS OF OPTIONS

Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form as the Committee shall approve from time to time. The Option Agreements shall comply with and be subject to the following terms and conditions specified below:

(a)	NUMBER OF SHARES

Each Option Agreement shall state the number of Shares to which the Option relates.

(b)	TYPE OF OPTION

Each Option Agreement shall specifically state the type of Option granted to the Grantee.

(c)	PURCHASE PRICE

Each Option Agreement shall state the Purchase Price. The purchase price of each Share subject to an Option or any portion thereof shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time (the “Purchase Price”). The Purchase Price shall be subject to adjustment as provided in Section 9 hereof.

(d)	MEDIUM AND TIME OF PAYMENT.

The Purchase Price shall be payable upon the exercise of the Option in a form satisfactory to the Committee, including without limitation, by cash or cheque. The Committee shall have the authority to postpone the date of payment on such terms as it may determine.

(e)	TERM AND EXERCISABILITY OF OPTIONS.

(1)	Options shall be exercised by the Grantee by giving written notice to the Company, in such form and method as may be determined by the Company, which exercise shall be effective upon receipt of such notice and the Purchase Price by the Company at its principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

(2)	Each Option granted under the Plan shall be exercisable following the Vesting Dates and for the number of Shares as shall be provided in Exhibit B to the Option Agreement. However no Option shall be exercisable after the Expiration Date set forth in Exhibit B of the Option Agreement. The vesting provisions of individual options may vary.

(3)	Unless otherwise specified in any Appendix of the Plan, Options granted under the Plan and all rights attached thereto shall not be transferable by Grantees other than by will or laws of descent and distribution, and during a Grantee’s lifetime shall be exercisable only by that Grantee.

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(4)	The Options may be exercised by the Grantee in whole at any time or in part from time to time, to the extent that the Options become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 8 below, the Grantee is an employee or director or consultant or a service provider of the Company or any of its Subsidiaries, at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

(f)	RESTRICTIONS

Notwithstanding anything to the contrary contained herein, in connection with any underwritten public offering by the Company of its shares, the Grantee who purchased Shares shall not, directly or indirectly, sell or otherwise transfer, hypothecate, pledge, grant or otherwise dispose of the Options (whether vested or not vested), the exercised Shares, or Shares issued by the virtue of the exercised Shares, whether in accordance with Section 9 (Adjustments) of the Plan or as bonus shares, without the prior written consent of the Company or its underwriters. Such restriction shall be in effect for the period as requested by the Company or such underwriters.

In order to enforce the above restriction, the Company may impose stop-transfer instructions with respect to the exercised Shares

(g)	The terms of each Option agreement may differ from other Option agreement granted under the Plan at the same time, or at any other time. The Committee may also grant more than one Option to a given Grantee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Grantee.

(h)	OTHER PROVISIONS.

The Option Agreements evidencing Options under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine.

8.	TERMINATION OF EMPLOYMENT

8.1	Subject to the provisions of Section 8.2 below, and unless otherwise provided in the Grantee’s Option Agreement, in the event of termination of Grantee’s employment or service with the Company or any of its Subsidiaries, all Options granted to him will immediately be expired. A notice of termination of employment or service shall be deemed to constitute termination of employment.

8.2	Notwithstanding anything to the contrary hereinabove, an Option may be exercised after the date of termination of Grantee’s employment or service with the Company or any Subsidiary of the Company during an additional period of time beyond the date of such termination, but only with respect to the number of Options already vested at the time of such termination according to the Vesting Periods of the Options set forth in Section 4 of such Grantee’s Option agreement, if:

(i)	Termination is without Cause, in which event, and unless otherwise provided in the Grantee’s Option Agreement, any Options still in force and unexpired may be exercised within a period of three (3) months from the date of such termination,

(ii)	Termination is for cause (as defined above), in which event, and unless otherwise provided in the Grantee’s Option Agreement, any Option held by such Grantee (whether or not vested) shall terminate immediately upon the Grantee’s termination of employment or service (or if earlier, upon the Grantee’s receipt of notice of termination “for cause”) and the Grantee shall have no further rights to purchase shares of stock pursuant to such Option. Whether a termination of employment,

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service, or other relationship is to be considered “for cause” for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

(iii)	Termination is the result of death or Disability of the Grantee, in which event, and unless otherwise provided in the Grantee’s Option Agreement, any Options still in force and unexpired may be exercised within a period of eighteen (18) months from the date of termination in the event of death, and twelve (12) months from the date of termination in the event of disability, or

(iv)	Prior to the date of such termination, the Committee shall authorize an extension of the terms of all or part of the Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

8A.	ACCELERATION

Notwithstanding anything to the contrary herein, the Grantee shall be entitled to full acceleration of the unvested options upon termination of engagement with the Grantee by the Company or by the Grantee due to a Transaction in circumstances related to the Transaction, as further determined by the Committee.

For the purpose of this section, the term “Transaction” shall mean any of the following events: (i) a transaction in which at least 50% of the issued and outstanding share capital or voting rights in the Company prior to such transaction will be transferred; (ii) the consolidation, merger or reorganization of the Company with or into any other entity, in which the shareholders of the Company hold, immediately after such transaction, less than fifty percent (50%) of the outstanding share capital of the Company or the surviving company; (iii) the sale or other disposal of all or substantially all of the assets of the Company.

9.	ADJUSTMENTS

Unless otherwise provided in the option agreement, upon the occurrence of any of the following described events, Grantee’s rights to purchase Shares under the Plan shall be adjusted as hereafter provided:

9.1	In the event of a merger of the Company with or into another corporation (the “Successor Corporation”), or the sale of all or substantially all of the assets or shares of the Company, or reorganization or the like, where all or substantially all of the shares of the Company are to be exchanged for securities of another company (the “Transaction”) while unexercised Options remain outstanding under the Plan, each outstanding Option shall be assumed or substituted for the Shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of shares or other securities of the Successor Corporation (or a parent or subsidiary of the Successor Corporation) which were distributed to the shareholders of the Company in respect of such shares, and appropriate adjustments shall be made in the purchase price per share to reflect such action, all as will be determined by the Committee whose determination shall be final.

9.2	Notwithstanding the above and subject to any applicable law, the Board may determine with respect to certain option agreements that, there shall be a clause instructing that, if in any such Transaction as described in Section 9.1 above, the Successor Corporation (or parent or subsidiary of the Successor Corporation) does not agree to assume or substitute for the Options, the Vesting Periods shall be accelerated so that any unvested Option shall be immediately vested in full as of the date ten days prior to the effective date of such transaction.

9.3	For the purposes of Section 9.1 above, the Option shall be considered assumed or substituted if, following the Transaction, the Option confers the right to purchase or receive, for each Share of

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Optioned Shares immediately prior to the Transaction, the consideration (whether shares, options, cash, or other securities or property) received in the Transaction by shareholders for each Share held on the effective date of the Transaction. However, if such consideration received in the merger or acquisition is not solely ordinary shares (or their equivalent) of the Successor Corporation or its parent or subsidiary (the “Companies”), the Committee may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option to be solely ordinary shares (or their equivalent) of the Companies equal in fair market value to the per share consideration received by holders of a majority of the outstanding Shares in the Transaction; and provided further that the Committee may determine, in its discretion, that in lieu of such assumption or substitution of Options for options of the Companies, such Options will be substituted for any other type of asset or property.

9.4	If the Company is voluntarily liquidated or dissolved while unexercised Options remain outstanding under the Plan, then the Board, in its own discretion, may determine that such outstanding Options may be exercised in full by the Grantees as of the effective date of any such liquidation or dissolution of the Company without regard to the vesting provisions of Section 7(e)(2) of the Plan. In case the Board determines that the outstanding Options may be exercised, then all such outstanding Options may be exercised in full by the Grantees giving notice in writing to the Company of their intention to so exercise.

9.5	If the outstanding shares of the Company shall at any time be changed or exchanged by declaration of a stock dividend (bonus shares), stock split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of Shares subject to the Plan or subject to any Options therefore granted, and the purchase prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate purchase price, provided, however, that no adjustment shall be made by reason of the distribution of subscription rights (rights offering) on outstanding stock. Upon happening of any of the foregoing, the class and aggregate number of Shares issuable pursuant to the Plan (as set forth in Section 6 hereof), in respect of which Options have not yet been exercised, shall be appropriately adjusted, all as will be determined by the Board whose determination shall be final.

10.	SURRENDER AND EXCHANGES OF OPTIONS

The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any subsidiary (“Surrendered Option”), to be conditioned upon the granting to the Grantee of a new Option for the same number of shares of Ordinary Shares as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Grantee. Subject to the provisions of the Plan, such new Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

11.	DIVIDENDS

With respect to all Shares (in contrary to unexercised Options) issued upon the exercise of Options purchased by the Grantee, the Grantee shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends.

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12.	PERIOD DURING WHICH OPTIONS MAY BE GRANTED

Subject to applicable laws, Options may be granted pursuant to the Plan from time to time ~~within a period of five (5) years from February 28, 2011~~  until December 31, 2021. Upon such Plan termination, all outstanding options on such date shall thereafter continue to have force and effect in accordance with the terms set in the option agreement.

13.	ASSIGNABILITY AND SALE OF OPTIONS

Unless otherwise provided in the plan and/or in any Appendix of the Plan, no Option, purchasable hereunder, whether fully paid or not, shall be assignable, transferable, given as a gift, pledged or any right with respect to them given to any third party whatsoever, and during the lifetime of the Grantee each and all of such Grantee’s rights to purchase Shares hereunder shall be exercisable only by the Grantee.

Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

Any purported assignment, transfer or pledge of an Option in contradiction to the provision of this section shall cause the option to immediately expire.

14.	TAX CONSEQUENCES

Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Subsidiaries, or the Grantee), hereunder, shall be borne solely by the Grantee. The Company and/or its Subsidiaries, or any other person required by any applicable law, shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Grantee shall agree to indemnify the Company and/or its Subsidiaries and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee, unless the said liability is a result of default of the Company.

The Committee shall not be required to release any Share certificate to a Grantee until all required payments have been fully made.

15.	AMENDMENT AND TERMINATION OF THE PLAN

The Board may at any time, amend, alter, suspend or terminate the Plan. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee (with respect to an outstanding option), unless mutually agreed otherwise between the Grantee and the Committee, which agreement must be in writing and signed by the Grantee and the Company. Termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16.	RIGHTS AS A SHAREHOLDER

The holders of Options shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any Options, nor shall they be deemed to be a class of shareholders or creditors of the Company for purpose of any applicable laws, until the issuance of such Shares by the Company.

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17.	COMPENSATION PACKAGE

Subject to any applicable law, grants of Options are not considered a part of the compensation package and therefore will not be included in any payment made to the employee such as remuneration and compensation for termination of employment.

18.	NO RIGHTS TO EMPLOYMENT

Nothing in the Plan or in any Option granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of the Company or any subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such subsidiary to terminate such Grantee’s employment or services. Options granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues in the employ of the Company or any subsidiary.

19.	GOVERNING LAW & JURISDICTION

The Plan and all determinations made and actions taken pursuant hereto shall be governed by and construed and enforced in accordance with the laws and jurisdiction as shall be determined in any Appendix of the Plan.

However, the relationship of the participants as shareholders of the Company, including without limitation all of their rights and duties arising under the Company’s Articles of Association, shall be governed by the laws of the State of Israel, and the company and each participant hereby irrevocably submits to the exclusive jurisdiction of the Courts of Israel located in Tel Aviv, in respect of any dispute or matter arising out of or connected with such relationship and the Articles of Association.

20.	NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock Options otherwise then under the Plan, and such arrangements may be either applicable generally or only in specific cases. For the avoidance of doubt, prior grant of options to Grantees of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this Section.

21.	RULES PARTICULAR TO SPECIFIC COUNTRIES

Notwithstanding anything herein to the contrary, the terms and conditions of the Plan may be amended with respect to a particular country by means of an addendum to the Plan in the form of an Appendix, and to the extent that the terms and conditions set forth in the Appendix conflict with any provisions of the Plan, the provisions of the Appendix shall govern. Terms and conditions set forth in the Appendix shall apply only to options issued to Grantees under the jurisdiction of the specific country that is subject of the Appendix and shall not be apply to options issued to Grantees not under the jurisdiction of such country. The adoption of any such Appendix shall be subject to the approval of the Board.

* * * *

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ON TRACK INNOVATIONS LTD. Z.H.R. INDUSTRIAL ZONE P.O. BOX 32 ROSH-PINA, ISRAEL 1200000

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until Saturday, November 18, 2017 at 5:00 P.M. Israel Time, which is Saturday, November 18, 2017 at 10:00 A.M. Eastern Time ("Cut-Off Date"). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until the Cut-Off Date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it no later than the Cut-Off Date in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You may also return the signed and dated proxy card to our principal executive offices at Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel 1200000 no later than the Cut-Off Date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E33669-P98002	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ON TRACK INNOVATIONS LTD.

The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4 and 5.

1.	Election of Directors

Nominees:		For	Against	Abstain

1a.	William C. Anderson III	☐	☐	☐

1b.	James Scott Medford	☐	☐	☐

1c.	Michael Soluri	☐	☐	☐

2.	To approve an amendment to the Amended and Restated 2001 Stock Option Plan as described in the accompanying proxy statement.	☐	☐	☐

3.	To approve a grant of options to all Directors Nominees as described in the accompanying proxy statement.	☐	☐	☐

	Yes	No
3a.

Please mark YES if you are a controlling shareholder or have a personal interest in said resolution, as such terms are defined in the proxy statement of the company. Please mark NO if you are not. IF YOU DO NOT MARK ONE OF THE BOXES YOU WILL BE DEEMED TO BE A CONTROLLING SHAREHOLDER AND/OR HAVE A PERSONAL INTEREST IN THE SAID RESOLUTION.

	☐	☐

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

		For	Against	Abstain

4.	To consider and approve by a non-binding advisory vote, the compensation of our named executive officers as described in the accompanying proxy statement.	☐	☐	☐
		Yes	No
4a.	Please mark YES if you are a controlling shareholder or have a personal interest in said resolution, as such terms are defined in the proxy statement of the company. Please mark NO if you are not. IF YOU DO NOT MARK ONE OF THE BOXES YOU WILL BE DEEMED TO BE A CONTROLLING SHAREHOLDER AND/OR HAVE A PERSONAL INTEREST IN THE SAID RESOLUTION.	☐	☐
		For	Against	Abstain
5.	To appoint Somekh Chaikin, a member of KPMG International, as our independent registered public accounting firm until the 2018 annual meeting of shareholders, and to authorize the Company's board of directors, upon the recommendation of our Audit Committee, to determine the remuneration of Somekh Chaikin in accordance with the volume and nature of their services.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com.

A copy of the Notice and Proxy Statement are also available at the On Track Innovations Ltd. website at

http://www.otiglobal.com/agm

If you have not voted by phone or internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

E33670-P98002

ON TRACK INNOVATIONS LTD.

Annual Meeting of Shareholders

November 21, 2017

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ON TRACK INNOVATIONS LTD.

The undersigned shareholder of On Track Innovations Ltd. (the "Company") hereby appoints Shlomi Cohen and Yishay Curelaru, or either of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the Annual Meeting of Shareholders of the Company (the "Shareholders Meeting") to be held at the Company's offices at Z.H.R. Industrial Zone, Rosh-Pina, Israel on Tuesday, November 21, 2017, at 5:00 p.m., Israel Time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Shareholders Meeting with all powers possessed by the undersigned if personally present at the Shareholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth on the reverse side. The undersigned hereby acknowledges receipt of the Notice of an Annual Meeting of Shareholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO PROPOSALS NO. 1A, 1B, 1C, 2, 3, 4 AND 5 SPECIFIED HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS NO. 1A, 1B, 1C, 2, 3, 4 AND 5.

Continued and to be signed on the reverse side